Exhibit 99.1

Contact:	Shannon Alberts	-or-	Amanda Tobin Bielawski
	Investor Relations		Corporate Communications
	206/392-5218		206/392-5134

FOR IMMEDIATE RELEASE	October 25, 2007

ALASKA AIR GROUP REPORTS THIRD QUARTER RESULTS

SEATTLE — Alaska Air Group, Inc. (NYSE:ALK) today reported a third quarter net income of $85.8 million, or $2.11 per diluted share, compared to net loss of $17.4 million, or $0.44 per diluted share, in the third quarter of 2006. The prior year results include charges related to the buyout of five MD-80 leases and a voluntary severance program in connection with a new labor contract. Both periods include adjustments resulting from mark-to-market fuel hedge accounting. Excluding the impact of these items, the company would have reported net income in the third quarter of 2007 of $82.8 million, or $2.03 per diluted share, compared to net income of $77.9 million, or $1.93 per diluted share in the third quarter of 2006. A reconciliation of this non-GAAP measure can be found on page 6.

“Our record third quarter profit is the result of continued efforts to improve revenue, lower unit costs, and maintain solid load factors. These results reflect the hard work of employees at both Alaska and Horizon. We continue to focus on improving our operation and addressing cost pressures, not the least of which is the skyrocketing price of fuel,” said Bill Ayer, the company’s chairman and chief executive officer.

Alaska Airline’s mainline passenger traffic in the third quarter increased 4.0 percent on a capacity increase of 3.3 percent. Load factor increased by 0.5 percentage points to 79.7 percent. Alaska’s mainline operating revenue per available seat mile (ASM) increased 1.5 percent and its operating costs per ASM excluding fuel and the special items mentioned above decreased 1.1 percent from the prior year. Alaska’s total pretax income for the quarter was $133.7 million, compared to a pretax loss of $27.9 million in 2006. Excluding the items noted above, Alaska would have reported pretax income of $129.7 million for the quarter compared to pretax income of $115.3 million in the third quarter of 2006.

Horizon Air’s combined passenger traffic in the third quarter increased 15.9 percent on a 14.0 percent capacity increase. Load factor increased by 1.3 percentage points to 77.2 percent. Horizon’s combined operating revenue per ASM decreased 2.0 percent and its operating costs per

ASM excluding fuel decreased 2.2 percent. Horizon’s total pretax income for the quarter was $8.3 million, compared to a pretax income of $5.9 million in 2006. Excluding fuel-hedge related mark-to-market adjustments, Horizon’s pretax income was $7.5 million for the quarter compared to pretax income of $15.1 million in the third quarter of 2006.

Alaska Air Group had cash and short-term investments at September 30, 2007 of $888 million. The company repurchased 210,000 shares of its common stock for $5.0 million during the third quarter pursuant to the share repurchase program of $100 million authorized by the Board of Directors in September 2007. As of yesterday, the company had repurchased 800,000 shares of its common stock for a total of $19.7 million.

A summary of financial and statistical data for Alaska Airlines and Horizon Air, as well as a reconciliation of the reported non-GAAP financial measures, can be found on pages 7 through 11.

A conference call regarding the third quarter 2007 results will be simulcast via the Internet at 8:30 a.m. Pacific Time on October 25, 2007. It can be accessed through the company’s website at alaskaair.com. For those unable to listen to the live broadcast, a replay will be available after the conclusion of the call at alaskaair.com.

References in this report to “Air Group,” “Company,” “we,” “us,” and “our” refer to Alaska Air Group, Inc. and its subsidiaries, unless otherwise specified. Alaska Airlines, Inc. and Horizon Air Industries, Inc. are referred to as “Alaska” and “Horizon,” respectively, and together as our “airlines.”

This report contains forward-looking statements that are intended to be subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These statements relate to future events or our future financial performance and involve known and unknown risks and uncertainties that may cause our actual results or performance to be materially different from those indicated by any forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “forecast,” “may,” “will,” “could,” “should,” “expect,” “plan,” “believe,” “potential” or other similar words indicating future events or contingencies. Some of the things that could cause our actual results to differ from our expectations are: the competitive environment and other trends in our industry; changes in our operating costs including fuel, which can be volatile; our ability to meet our cost reduction goals; our inability to achieve or maintain profitability and fluctuations in our quarterly results; our significant indebtedness; the implementation of our growth strategy; the amounts of potential lease termination payments with lessors for our remaining MD-80 leased aircraft and related sublease payments from sub lessee, if applicable; compliance with our financial covenants; potential downgrades of our credit ratings and the availability of financing; the concentration of our revenue from a few key markets; general economic conditions, as well as economic conditions in the geographic regions we serve; actual or threatened terrorist attacks; global instability and potential U.S. military actions or activities; insurance costs; labor disputes; our ability to attract and retain qualified personnel; an aircraft accident or incident; liability and other claims asserted against us; operational disruptions; increases in government fees and taxes; changes in laws and regulations; our reliance on automated systems; and our reliance on third-party vendors and partners. For a discussion of these and other risk factors, see Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2006. All of the forward-looking statements are qualified in their entirety by reference to the risk factors discussed therein. These risk factors may not be exhaustive. We operate in a continually changing business environment, and new risk factors emerge from time to time. Management cannot predict such new risk factors, nor can it assess the impact, if any, of such new risk factors on our business or events described in any forward-looking statements. We disclaim any obligation to publicly update or revise any forward-looking statements after the date of this press release to conform them to actual results. Over time, our actual results, performance or achievements will likely differ from the anticipated results; performance or achievements that are expressed or implied by our forward-looking statements, and such differences might be significant and materially adverse.

# # #

Alaska Airlines and sister carrier, Horizon Air, together serve 92 cities through an expansive network throughout Alaska, the Lower 48, Hawaii, Canada and Mexico. For reservations visit alaskaair.com. For more news and information, visit the Alaska Airlines/Horizon Air newsroom at http://newsroom.alaskaair.com.

ALASKA AIR GROUP, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

(In Millions, Except Per Share Amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006
Operating Revenues:
Passenger	$926.5	$871.5	$2,458.5	$2,358.4
Freight and mail	27.0	26.7	75.6	74.8
Other—net	41.6	37.5	124.8	110.9

Total Operating Revenues	995.1	935.7	2,658.9	2,544.1

Operating Expenses:
Wages and benefits	241.1	238.6	714.7	696.2
Variable incentive pay	2.9	5.0	17.2	24.1
Aircraft fuel, including hedging gains and losses	243.1	290.8	655.8	653.7
Aircraft maintenance	59.2	49.6	176.7	168.6
Aircraft rent	45.2	43.9	133.2	136.6
Landing fees and other rentals	58.1	52.9	169.3	152.4
Contracted services	40.4	37.6	118.8	114.3
Selling expenses	42.7	44.7	122.8	132.6
Depreciation and amortization	46.6	40.5	132.3	114.1
Food and beverage service	12.9	13.5	36.9	38.3
Other	55.7	55.6	167.7	160.4
Fleet transition costs—Alaska	—	58.4	—	189.5
Fleet transition costs—Horizon	3.9	—	10.6	—
Restructuring charges and adjustments	—	28.6	—	32.4

Total Operating Expenses	851.8	959.7	2,456.0	2,613.2

Operating Income (Loss)	143.3	(24.0)	202.9	(69.1)

Nonoperating Income (Expense):
Interest income	13.8	14.2	42.0	39.4
Interest expense	(22.8)	(20.4)	(66.3)	(57.6)
Interest capitalized	7.1	7.1	20.9	17.6
Other—net	(0.3)	0.2	(1.2)	(1.5)

	(2.2)	1.1	(4.6)	(2.1)

Income (loss) before income tax	141.1	(22.9)	198.3	(71.2)
Income tax expense (benefit)	55.3	(5.5)	76.7	(30.2)

Net Income (Loss)	$85.8	$(17.4)	$121.6	$(41.0)

Basic Earnings (Loss) Per Share:	$2.12	$(0.44)	$3.01	$(1.10)
Diluted Earnings (Loss) Per Share:	$2.11	$(0.44)	$2.97	$(1.10)
Shares Used for Computation:
Basic	40.483	39.954	40.433	37.172
Diluted	40.715	39.954	40.899	37.172

Alaska Air Group, Inc.

CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)

(In Millions)	September 30, 2007	December 31, 2006
Cash and marketable securities	$888	$1,014

Total current assets	1,468	1,572
Property and equipment-net	2,834	2,359
Other assets	155	146

Total assets	$4,457	$4,077

Current liabilities	$1,300	$1,236
Long-term debt	1,152	1,032
Other liabilities and credits	978	923
Shareholders’ equity	1,027	886

Total liabilities and shareholders’ equity	$4,457	$4,077

Debt to Capitalization, adjusted for operating leases	70%:30%	72%:28%

Air Group Net Income (Loss) and EPS Reconciliation:

The following table summarizes Alaska Air Group, Inc.'s net income (loss) and amounts per share during 2007 and 2006 excluding adjustments to reflect the timing of gain or loss recognition resulting from mark-to-market fuel-hedge accounting, fleet transition costs related to the impairment of the MD-80 fleet, and restructuring charges and adjustments, as reported in accordance with GAAP (in millions except per share amounts):

	Three Months Ended September 30,
	2007		2006
	Dollars	Diluted EPS	Dollars	Diluted EPS

Net income and diluted EPS, excluding mark-to-market hedging adjustments, and restructuring charges	$82.8	$2.03	$77.9	$1.93
Effect of dilutive shares*			NA	0.02
Adjustments to reflect the timing of gain or loss recognition resulting from mark-to-market fuel-hedge accounting, net of tax	3.0	0.08	(40.9)	(1.03)
Fleet transition—Alaska, net of tax	—	—	(36.5)	(0.91)
Restructing charges and adjustments, net of tax	—	—	(17.9)	(0.45)

Reported GAAP amounts	$85.8	$2.11	$(17.4)	$(0.44)

	Nine Months Ended September 30,
	2007		2006
	Dollars	Diluted EPS	Dollars	Diluted EPS
Net income and diluted EPS, excluding mark-to-market hedging adjustments, Alaska fleet transition costs, and restructuring charges	$114.2	$2.79	$141.1	$3.56
Effect of dilutive shares*			NA	0.24
Adjustments to reflect timing of gain or loss recognition resulting from mark-to-market fuel-hedge accounting, net of tax	7.4	0.18	(43.3)	(1.16)
Fleet transition—Alaska, net of tax	—	—	(118.5)	(3.19)
Restructuring charges and adjustments, net of tax	—	—	(20.3)	(0.55)

Reported GAAP amounts	$121.6	$2.97	$(41.0)	$(1.10)

*	Diluted earnings per share for the three and nine months ended September 30, 2006, excluding the impact of the mark-to-market losses on fuel hedges, fleet transition costs, and restructuring charges and adjustments has been calculated using the dilutive weighted average number of shares outstanding of 40.4 million and 40.0 million, respectively. In order to reconcile the diluted earnings per share on an adjusted basis to the GAAP loss per share for the three and nine months ended September 30, 2006, the table above includes $0.02 per share and $0.24 per share, respectively, which represents the impact of the additional shares that were used in the adjusted diluted earnings per share. Additionally, $1.6 million of interest, net of tax, on the convertible senior notes that were outstanding during the first quarter of the year was added back to earnings for the three months ended September 30, 2006 in order to derive the diluted earnings per share on an adjusted basis.

Alaska Airlines Financial and Statistical Data

	Three Months Ended September 30,						Nine Months Ended September 30,
Financial Data (in millions):	2007		2006		% Change		2007		2006		% Change
Operating Revenues:
Passenger	$731.5		$698.4		4.7		$1,940.7		$1,882.5		3.1
Passenger—purchased capacity	81.2		4.2		NM		209.5		13.0		NM
Freight and mail	25.9		25.7		0.8		72.9		71.8		1.5
Other—net	35.4		31.6		12.0		105.8		93.0		13.8

Total Operating Revenues	874.0		759.9		15.0		2,328.9		2,060.3		13.0

Operating Expenses:
Wages and benefits	189.0		190.3		(0.7)		561.9		552.9		1.6
Variable incentive pay	1.4		3.3		(57.6)		11.2		17.3		(35.3)
Aircraft fuel, including hedging gains and losses	204.3		251.5		(18.8)		555.3		567.2		(2.1)
Aircraft maintenance	39.0		32.4		20.4		107.8		118.6		(9.1)
Aircraft rent	29.1		26.4		10.2		83.3		84.6		(1.5)
Landing fees and other rentals	43.3		40.5		6.9		127.3		117.9		8.0
Purchased capacity costs	80.6		3.2		NM		222.1		11.1		NM
Contracted services	31.6		29.1		8.6		91.2		87.3		4.5
Selling expenses	34.3		36.8		(6.8)		99.3		110.0		(9.7)
Depreciation and amortization	35.1		35.2		(0.3)		106.1		99.6		6.5
Food and beverage service	12.2		12.6		(3.2)		34.8		36.1		(3.6)
Other	42.0		40.8		2.9		125.0		118.4		5.6
Fleet transition costs	—		58.4		NM		—		189.5		NM
Restructuring charges and adjustments	—		28.6		NM		—		32.4		NM

Total Operating Expenses	741.9		789.1		(6.0)		2,125.3		2,142.9		(0.8)

Operating Income (Loss)	132.1		(29.2)		NM		203.6		(82.6)		NM

Interest income	17.2		14.6				49.7		41.2
Interest expense	(22.4)		(19.9)				(64.9)		(53.5)
Interest capitalized	6.8		6.1				19.1		15.5
Other—net	—		0.5				(0.4)		(0.7)

	1.6		1.3				3.5		2.5

Income (Loss) Before Income Tax	$133.7		$(27.9)				$207.1		$(80.1)

Mainline Operating Statistics:
Revenue passengers (000)	4,878		4,710		3.6		13,367		13,058		2.4
RPMs (000,000) “traffic”	5,067		4,873		4.0		13,953		13,579		2.8
ASMs (000,000) “capacity”	6,354		6,150		3.3		18,188		17,523		3.8
Passenger load factor	79.7%		79.2%		0.5	pts	76.7%		77.5%		(0.8	)pts
Yield per passenger mile	14.44	¢	14.33	¢	0.8		13.91	¢	13.86	¢	0.4
Operating revenue per ASM	12.48	¢	12.29	¢	1.5		11.65	¢	11.68	¢	(0.3)
Passenger revenue per ASM	11.51	¢	11.36	¢	1.3		10.67	¢	10.74	¢	(0.7)
Operating expense per ASM (a)	10.41	¢	12.78	¢	(18.5)		10.46	¢	12.17	¢	(14.1)
Aircraft fuel per ASM	3.22	¢	4.09	¢	(21.3)		3.05	¢	3.24	¢	(5.7)
Fleet transition costs per ASM (a)	—		0.95	¢	NM		—		1.08	¢	NM
Restructuring charges per ASM (a)	—		0.47	¢	NM		—		0.19	¢	NM
Operating expense per ASM excluding fuel, restructuring charges and fleet transition costs (a)	7.19	¢	7.27	¢	(1.1)		7.41	¢	7.66	¢	(3.3)
GAAP fuel cost per gallon	$2.20		$2.68		(18.0)		$2.08		$2.12		(1.9)
Economic fuel cost per gallon (b)	$2.24		$2.08		7.7		$2.11		$1.90		11.1
Fuel gallons (000,000)	93.2		93.9		(0.7)		267.1		267.2		(0.0)
Average number of full-time equivalent employees	9,753		9,467		3.0		9,681		9,267		4.5
Aircraft utilization (blk hrs/day)	11.2		11.4		(1.8)		11.0		11.1		(0.9)
Average aircraft stage length (miles)	925		920		0.5		920		921		(0.1)
Operating fleet at period-end	114		112		2 a/c		114		112		2 a/c

Regional Operating Statistics:
Revenue passengers (000)	799		14		NM		2,079		40		NM
RPMs (000,000)	319		10		NM		812		32		NM
ASMs (000,000)	399		15		NM		1,067		52		NM
Passenger load factor	79.9%		66.7%		NM		76.1%		61.5%		NM

NM = Not Meaningful

(a)	See page 9 for a reconciliation of these non-GAAP measures and a discussion about why these measures may be important to investors.
(b)	See page 11 for a reconciliation of economic fuel cost.

Horizon Air Financial and Statistical Data

	Three Months Ended September 30,						Nine Months Ended September 30,
Financial Data (in millions):	2007		2006		% Change		2007		2006		% Change
Operating Revenues:
Passenger (a)	$194.5		$173.9		11.8		$529.6		$478.1		10.8
Freight and mail	0.7		1.0		(30.0)		1.8		3.0		(40.0)
Other—net	1.7		1.4		21.4		5.1		4.1		24.4

Total Operating Revenues	196.9		176.3		11.7		536.5		485.2		10.6

Operating Expenses:
Wages and benefits	51.0		47.3		7.8		150.1		140.3		7.0
Variable incentive pay	1.5		1.7		(11.8)		6.0		6.8		(11.8)
Aircraft fuel, including hedging gains and losses	38.8		39.3		(1.3)		100.5		86.5		16.2
Aircraft maintenance	20.2		17.2		17.4		68.9		50.0		37.8
Aircraft rent	16.1		17.5		(8.0)		49.9		52.0		(4.0)
Landing fees and other rentals	15.1		12.7		18.9		42.8		35.3		21.2
Contracted services	7.1		6.7		6.0		19.9		20.1		(1.0)
Selling expenses	8.4		8.8		(4.5)		23.5		25.2		(6.7)
Depreciation and amortization	11.2		4.9		128.6		25.3		13.6		86.0
Food and beverage service	0.7		0.9		(22.2)		2.1		2.2		(4.5)
Other	11.2		13.6		(17.6)		35.7		37.0		(3.5)
Fleet transition costs	3.9		—		NM		10.6		—		NM

Total Operating Expenses	185.2		170.6		8.6		535.3		469.0		14.1

Operating Income	11.7		5.7		NM		1.2		16.2		NM

Interest income	1.1		1.0				3.4		2.7
Interest expense	(4.8)		(1.8)				(12.1)		(5.8)
Interest capitalized	0.3		1.0				1.8		2.1
Other—net	—		—				(0.1)		—

	(3.4)		0.2				(7.0)		(1.0)

Income (Loss) Before Income Tax	$8.3		$5.9				$(5.8)		$15.2

Combined Operating Statistics: (a)
Revenue passengers (000)	2,104		1,832		14.8		5,622		5,171		8.7
RPMs (000,000) “traffic”	837		722		15.9		2,195		2,032		8.0
ASMs (000,000) “capacity”	1,084		951		14.0		2,982		2,729		9.3
Passenger load factor	77.2%		75.9%		1.3	pts	73.6%		74.5%		(0.9	)pts
Yield per passenger mile	23.24	¢	24.09	¢	(3.5)		24.13	¢	23.53	¢	2.5
Operating revenue per ASM	18.16	¢	18.54	¢	(2.0)		17.99	¢	17.78	¢	1.2
Operating expenses per ASM	17.08	¢	17.94	¢	(4.8)		17.95	¢	17.19	¢	4.4
Aircraft fuel per ASM	3.57	¢	4.13	¢	(13.6)		3.37	¢	3.17	¢	6.3
Operating expense per ASM excluding fuel (b)	13.51	¢	13.81	¢	(2.2)		14.58	¢	14.02	¢	4.0
Fleet transition costs per ASM (b)	0.36	¢	—		NM		0.36	¢	—		NM
Operating expense per ASM excluding fuel and fleet transition costs (b)	13.15	¢	13.81	¢	(4.8)		14.23	¢	14.02	¢	1.5
GAAP fuel cost per gallon	$2.26		$2.71		(16.6)		$2.13		$2.13		—
Economic fuel cost per gallon (c)	$2.30		$2.08		10.6		$2.18		$1.92		13.5
Fuel gallons (000,000)	17.2		14.5		18.6		47.2		40.6		16.3
Average number of full-time equivalent employees	3,872		3,706		4.5		3,779		3,592		5.2
Aircraft utilization (blk hrs/day)	8.8		8.8		0.0		8.7		8.8		(1.1)
Operating fleet at period-end	74		69		5 a/c		74		69		5 a/c

NM = Not Meaningful

(a)	Represents combined information for all Horizon flights, including those operated under Capacity Purchase Agreements (CPAs) with Alaska and as Frontier Jet Express. See page 10 for additional line of business information.
(b)	See pages 9 and 10 for a reconciliation of these non-GAAP measures and a discussion about why these measures may be important to investors.
(c)	See page 11 for a reconciliation of economic fuel cost.

Note A: Pursuant to Regulation G, we are providing disclosure of the reconciliation of reported non-GAAP financial measures to their most directly comparable financial measures reported on a GAAP basis. We believe that consideration of this measure of unit costs excluding fuel, purchased capacity costs, and other noted items may be important to investors for the following reasons:

•

Cost per available seat mile (ASM) excluding fuel, purchased capacity costs, and other special items is one of the most important measures used by managements of both Alaska and Horizon and the Air Group Board of Directors in assessing quarterly and annual cost performance and, for Alaska Airlines, the operating results of the “mainline” operation, which includes the operation of the B737 and MD80 aircraft fleets branded in Alaska Airlines livery.

•

By eliminating fuel expense from our unit cost metrics, we believe that we have better visibility into the results of our non-fuel cost-reduction initiatives. Our industry is highly competitive, and characterized by high fixed costs, so even a small reduction in non-fuel operating costs can result in a significant improvement in operating results. In addition, we believe that all domestic carriers are similarly impacted by changes in jet fuel costs over the long run, so it is important for management (and thus investors) to understand the impact of (and trends in) company specific cost drivers such as labor rates and productivity, airport costs, and maintenance costs, which are more controllable by management.

•

Cost per ASM excluding fuel and purchased capacity costs is a measure commonly used by industry analysts and we believe it is the basis by which they compare our airlines to others in the industry. The measure is also the subject of frequent questions from holders of our common stock.

•

By eliminating the impact of certain noted items, management is provided the ability to measure and monitor performance both with and without these special items. Management believes that the disclosure of the impact of certain items such as the fleet transition costs and restructuring charges is important to the reader as it provides information on significant items that are not indicative of future performance. Industry analysts and investors consistently measure the Company’s performance without these items for better comparability between periods and between other airlines.

•

Although we disclose our “mainline” unit revenues for Alaska to eliminate those revenues associated with purchased capacity flying performed by others on our behalf, we do not (nor are we able to) present unit revenues excluding the impact that rising fuel costs have had on ticket prices. This is a limitation of our non-GAAP measure that excludes fuel from unit costs, as fuel represents nearly 30% of our total mainline operating expenses, and fluctuations in our fuel prices are often the driver of changes in unit revenues in the mid-to long term. We would caution the readers of these financial statements not to place undue reliance on unit costs excluding fuel as a measure or predictor of future profitability.

The following tables reconcile our non-GAAP financial measures to the most directly comparable GAAP financial measures for both Alaska Airlines, Inc. and Horizon Air Industries, Inc.:

Alaska Airlines, Inc.

(in millions, except for per ASM unit information)

	Three Months Ended September 30,		Nine Months Ended September 30,
Mainline unit cost reconciliations:	2007	2006	2007	2006
Operating expenses	$741.9	$789.1	$2,125.3	$2,142.9
Less: purchased capacity flying costs	(80.6)	(3.2)	(222.1)	(11.1)

Mainline operating expenses	$661.3	$785.9	$1,903.2	$2,131.8
Mainline ASMs	6,354	6,150	18,188	17,523

Mainline operating expenses per ASM	10.41 ¢	12.78 ¢	10.46 ¢	12.17 ¢

Operating expenses	$741.9	$789.1	$2,125.3	$2,142.9
Less: purchased capacity flying costs	(80.6)	(3.2)	(222.1)	(11.1)
Less: aircraft fuel	(204.3)	(251.5)	(555.3)	(567.2)
Less: fleet transition costs	—	(58.4)	—	(189.5)
Less: restructuring charges and adjustments	—	(28.6)	—	(32.4)

Mainline operating expenses excluding fuel, fleet transition costs, and restructuring charges and adjustments	$457.0	$447.4	$1,347.9	$1,342.7
Mainline ASMs	6,354	6,150	18,188	17,523

Mainline operating expenses per ASM excluding fuel, fleet transition costs, and restructuring charges and adjustments	7.19 ¢	7.27 ¢	7.41 ¢	7.66 ¢

	Three Months Ended September 30,		Nine Months Ended September 30,
Reconciliation to GAAP income (loss) before taxes:	2007	2006	2007	2006
Income before taxes, excluding mark-to-market hedging gains (losses), fleet transition costs, and restructuring charges and adjustments	$129.7	$115.3	$197.8	$202.5
Adjustments to reflect timing of gain or loss recognition resulting from mark-to-market accounting on fuel hedges	4.0	(56.2)	9.3	(60.7)
Less: fleet transition costs	—	(58.4)	—	(189.5)
Less: restructuring charges and adjustments	—	(28.6)	—	(32.4)

GAAP income (loss) before taxes as reported	$133.7	$(27.9)	$207.1	$(80.1)

Horizon Air Industries, Inc.

(in millions, except for per ASM unit information) Unit cost reconciliations:	Three Months Ended September 30,				Nine Months Ended September 30,
	2007		2006		2007	2006
Operating expenses	$185.2		$170.6		$535.3	$469.0
ASMs	1,084		951		2,982	2,729

Operating expenses per ASM	17.08	¢	17.94	¢	17.95 ¢	17.19	¢

Operating expenses	$185.2		$170.6		$535.3	$469.0
Less: aircraft fuel	(38.8)		(39.3)		(100.5)	(86.5)

Operating expenses excluding fuel	$146.4		$131.3		$434.8	$382.5
ASMs	1,084		951		2,982	2,729

Operating expenses per ASM excluding fuel	13.51	¢	13.81	¢	14.58 ¢	14.02	¢

Unit cost reconciliations-excluding fleet transition costs:
Operating expenses	$185.2		$170.6		$535.3	$469.0
Less: aircraft fuel	(38.8)		(39.3)		(100.5)	(86.5)
Less: fleet transition costs	(3.9)		—		(10.6)	—

Operating expenses excluding fuel and fleet transition costs	$142.5		$131.3		$424.2	$382.5
ASMs	1,084		951		2,982	2,729

Operating expenses per ASM excluding fuel and fleet transition costs	13.15	¢	13.81	¢	14.23 ¢	14.02	¢

Reconciliation to GAAP income (loss) before taxes:
Income (loss) before taxes, excluding mark-to-market fuel hedging gains (losses)	$7.5		$15.1		$(8.3)	$23.7
Adjustments to reflect timing of gain or loss recognition resulting from mark-to-market accounting on fuel hedges	0.8		(9.2)		2.5	(8.5)

GAAP income (loss) before taxes as reported	$8.3		$5.9		$(5.8)	$15.2

Line of Business Information:

Horizon brand flying includes those routes in the Horizon system not covered by the Alaska and Frontier Capacity Purchase Agreements (CPA). Horizon bears the revenue risk in those markets and, as a result, traffic, yield and load factor impact revenue recorded by Horizon. In both CPA arrangements, Horizon is insulated from market revenue factors and is guaranteed contractual revenue amounts based on operational capacity. As a result, yield and load factor information is not presented.

	Three Months Ended September 30, 2007
	Capacity and Mix				Load Factor		Yield			RASM
	Actual (000,000)	% Change Yr-over-Yr	Current % Total	Point Change Yr-over-Yr	Actual	Point Change Yr-over-Yr	Actual		% Change Yr-over-Yr	Actual		% Change Yr-over-Yr
Brand Flying	562	19.9	52%	3	74.7%	(1.4)	25.79	¢	(7.5)	19.70	¢	(8.6)
Alaska CPA	384	35.2	35%	5	NM	NM	NM		NM	19.84	¢	(9.1)
Frontier CPA	138	(30.2)	13%	(8)	NM	NM	NM		NM	17.17	¢	7.7

System Total	1,084	14.0	100%	—	77.2%	1.3	23.24	¢	(3.5)	18.16	¢	(2.0)

	Nine Months Ended September 30, 2007
	Capacity and Mix				Load Factor		Yield			RASM
	Actual (000,000)	% Change Yr-over-Yr	Current % Total	Point Change Yr-over-Yr	Actual	Point Change Yr-over-Yr	Actual		% Change Yr-over-Yr	Actual		% Change Yr-over-Yr
Brand Flying	1,518	16.2	51%	3	72.3%	(1.8)	26.60	¢	(5.2)	19.70	¢	(6.9)
Alaska CPA	1,014	26.4	34%	5	NM	NM	NM		NM	20.44	¢	(3.3)
Frontier CPA	450	(27.4)	15%	(8)	NM	NM	NM		NM	6.70	¢	5.9

System Total	2,982	9.3	100%	—	73.6%	(0.9)	24.13	¢	2.5	17.99	¢	1.2

NM=	Not Meaningful.

Alaska Airlines Fuel Reconciliation

(in millions, except for per gallon amounts)

	Three Months Ended September 30,
	2007		2006
	Dollars	Cost/Gal	Dollars	Cost/Gal
Raw or "into-plane" fuel cost	$222.4	$2.39	$218.9	$2.33
Less: gains during the period on settled hedges	(14.1)	(0.15)	(23.6)	(0.25)

Economic fuel expense	$208.3	$2.24	$195.3	$2.08

Adjustments to reflect timing of gain or loss recognition resulting from mark-to-market accounting on fuel hedges	(4.0)	(0.04)	56.2	0.60

GAAP fuel expense	$204.3	$2.20	$251.5	$2.68

Fuel gallons	93.2		93.9

	Nine Months Ended September 30,
	2007		2006
	Dollars	Cost/Gal	Dollars	Cost/Gal
Raw or "into-plane" fuel cost	$585.2	$2.19	$585.5	$2.19
Less: gains during the period on settled hedges	(20.6)	(0.08)	(79.0)	(0.29)

Economic fuel expense	$564.6	$2.11	$506.5	$1.90

Adjustments to reflect timing of gain or loss recognition resulting from mark-to-market accounting on fuel hedges	(9.3)	(0.03)	60.7	0.22

GAAP fuel expense	$555.3	$2.08	$567.2	$2.12

Fuel gallons	267.1		267.2

Horizon Air Fuel Reconciliation (in millions, except for per gallon amounts)

	Three Months Ended September 30,
	2007		2006
	Dollars	Cost/Gal	Dollars	Cost/Gal
Raw or "into-plane" fuel cost	$42.3	$2.46	$33.9	$2.34
Less: gains during the period on settled hedges	(2.7)	(0.16)	(3.8)	(0.26)

Economic fuel expense	$39.6	$2.30	$30.1	$2.08

Adjustments to reflect timing of gain or loss recognition resulting from mark-to-market accounting on fuel hedges	(0.8)	(0.04)	9.2	0.63

GAAP fuel expense	$38.8	$2.26	$39.3	$2.71

Fuel gallons	17.2		14.5

	Nine Months Ended September 30,
	2007		2006
	Dollars	Cost/Gal	Dollars	Cost/Gal
Raw or "into-plane" fuel cost	$106.9	$2.26	$90.8	$2.24
Less: gains during the period on settled hedges	(3.9)	(0.08)	(12.8)	(0.32)

Economic fuel expense	$103.0	$2.18	$78.0	$1.92

Adjustments to reflect timing of gain or loss recognition resulting from mark-to-market accounting on fuel hedges	(2.5)	(0.05)	8.5	0.21

GAAP fuel expense	$100.5	$2.13	$86.5	$2.13

Fuel gallons	47.2		40.6

Air Group Fuel Hedge Positions

	Approximate % of Expected Fuel Requirements	Approximate Crude Oil Price per Barrel
Fourth quarter 2007	50%	$62.27
First quarter 2008	40%	$62.62
Second quarter 2008	33%	$64.10
Third quarter 2008	27%	$64.93
Fourth quarter 2008	29%	$65.03
First quarter 2009	5%	$67.68
Second quarter 2009	5%	$67.50
Third quarter 2009	6%	$68.25
Fourth quarter 2009	5%	$67.20

Air Group Capacity Guidance:

The following table summarizes Alaska's and Horizon's expected increase in capacity as measured in available seat miles for the rest of 2007.

	Alaska	Horizon
Fourth quarter 2007	3-4%	8%

Alaska and Horizon Unit Cost Forecast

During our quarterly earnings conference call, we expect to discuss forward-looking forecasted unit cost information for the remainder of 2007. This forecasted unit cost information includes non-GAAP unit cost estimates which are summarized in the following table together with the most directly comparable GAAP unit cost for both Alaska Mainline and Horizon Combined:

	Alaska Airlines— Mainline			Horizon Air Combined
	Forecast of cost per available seat mile, excluding fuel (cents)	Forecast of fuel cost per available seat mile (cents)	Forecast of total operating cost per available seat mile, as reported on a GAAP basis (cents)	Forecast of cost per available seat mile, excluding fuel (cents)	Forecast of fuel cost per available seat mile (cents)	Forecast of total operating cost per available seat mile, as reported on a GAAP basis (cents)
Fourth quarter 2007	7.8-7.9	3.8	11.6-11.7	14.9-15.0	4.4	19.3-19.4
Full year 2007	7.5-7.6	3.2	10.7-10.8	14.7-14.8	3.6	18.3-18.4

Our forecast of fuel costs is based on anticipated gallons consumed and estimated fuel cost per gallon. The estimate also includes the expected benefit from settled hedges. Given the volatility of fuel prices and the mark-to-market adjustments on our fuel hedge portfolio, readers should be cautioned that actual fuel expense will likely differ from the forecast above.

Air Group Operating Fleet

The following table displays the fleet count for Alaska and Horizon as of the end of the prior year and the current quarter, and the anticipated fleet count as of December 31, 2007 and 2008:

	Seats	Actual 31-Dec-06	Actual 30-Sept-07	Planned 31-Dec-07	Planned 31-Dec-08
Alaska Airlines
737-200C**	111	2	—	—	—
MD80	140	23	17	15	—
737-400	144	39	35	34	32
737-400F**	—	1	1	1	1
737-400C**	72	—	4	5	5
737-700	124	22	20	20	20
737-800*	157	15	25	29	46
737-900	172	12	12	12	12

Totals		114	114	116	116

	Seats	Actual 31-Dec-06	Actual 30-Sept-07	Planned 31-Dec-07	Planned 31-Dec-08
Horizon Air
Q200	37	28	20	16	10
Q400	74-76	20	33	33	35
CRJ-700	70	21	21	21	20

Totals		69	74	70	65

*	The total includes one leased aircraft in 2008.
**	F=Freighter; C=Combination freighter/passenger

Air Group Year-to-Date and Projected Capital Expenditures

(In Millions)

	Year-to-date September 30, 2007	Total 2007
Alaska	$447	$555
Horizon	213	225

Total Air Group	$660	$780